UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

nevada	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

23975 PARK SORRENTO, SUITE 250, Calabasas CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NTWK	NASDAQ

Item 2.02 Results of Operations and Financial Condition.

On September 23, 2021, NetSol Technologies, Inc.’s Pakistani subsidiary, NetSol Technologies, Ltd. posted the results of operations and financial conditions for period ended June 30, 2021. The results are posted on the Pakistan Stock Exchange. These results represent only the results of one subsidiary of NetSol Technologies, Inc. and are not representative of the results of the NetSol Technologies, Inc. on a consolidated basis.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1	Earnings Announcement for September 23, 2021, for NetSol Technologies Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	September 24, 2021	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	September 24, 2021	/s/ Roger Almond
ROGER ALMOND
Chief Financial Officer

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